UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. 1)

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PROFESSIONAL DIVERSITY NETWORK, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Professional Diversity Network, Inc.

801 W. Adams Street, Sixth Floor, Chicago, IL, 60607

Supplement to Proxy Statement for Annual Meeting of Stockholders to be held on June 25, 2020

This Supplement Proxy Statement, dated June 1, 2020 (this “Supplement”) supplements and amends the definitive proxy statement (the “Proxy Statement”) of Professional Diversity Network, Inc. (the “Company”) filed with the Securities and Exchange Commission on May 12, 2020, relating to the Company’s 2020 annual meeting of stockholders (the “Annual Meeting”) to be held on June 25, 2020 at 9:00 a.m., Central Time, at 801 W. Adams Street, Sixth Floor, Chicago, IL, 60607. This Supplement, which describes changes to the slate of director nominees standing for election at the Annual Meeting, supplements and amends the Proxy Statement and should be read in conjunction therewith. Except as described in this Supplement, the information previously provided in the Proxy Statement continues to apply and should be considered carefully in voting your shares.

We have made our proxy materials, including this Supplement, available over the Internet at www.proxyvote.com. This Supplement is being made available to stockholders over the Internet at www.proxyvote.com on or about June 1, 2020. We are also making available a revised proxy card to enable stockholders to vote on the revised slate of director nominees for election at the Annual Meeting. If you vote using the revised proxy card, it will revoke and replace any previous proxy you have submitted. However, if you have already voted and you do not wish to change your vote, you do not need to take any further action.

The time and place of the Annual Meeting have not changed. The Annual Meeting will be held on June 25, 2020 at 9:00 a.m., Central Time, at 801 W. Adams Street, Sixth Floor, Chicago, IL, 60607.

Changes to Director Nominees Standing for Election at the Annual Meeting

Ms. Lida Fang and Mr. Xin (Adam) He, who each were nominated by the Company’s largest shareholder, Cosmic Forward Limited (“CFL”), pursuant to that certain Stockholders’ Agreement between CFL and the Company entered into in November 2016, with the approval of the Company and CFL, will not be running for reelection at the Annual Meeting in order to reduce the number of directors nominated by CFL to one. The Company’s Nominating and Governance Committee has nominated, and the Board of Directors has approved, Mr. Haibin Gong, who is currently serving on the Board, and Ms. Grace Reyes to replace Ms. Fang and Mr. He. Please see “Restated Proposal 1” below for the background information of Mr. Gong and Ms. Reyes. The other three director nominees, namely Mr. Hao (Howard) Zhang, Ms. Courtney Shea, Mr. Michael Belsky, will continue to stand for reelection. Therefore, the new slate of director nominees for election at the Annual Meeting include the following: Mr. Hao (Howard) Zhang, Ms. Courtney Shea, Mr. Michael Belsky, Mr. Haibin Gong and Ms. Grace Reyes. After the Annual Meeting, only Mr. Hao (Howard) Zhang will be a CFL nominee and the Chairman of the Board.

The revised proxy card furnished with this Supplement differs from the proxy card previously furnished to you with the Proxy Statement, in that the revised proxy card does not include the names of Ms. Lida Fang and Mr. Xin (Adam) He as director nominees in Proposal One, and the names of Mr. Haibin Gong and Ms. Grace Reyes are added in their places. If you have not voted already, we encourage you to submit your vote on all three proposals by submitting a revised proxy via the Internet or by telephone or by mail by following the procedures on your revised proxy card. If you vote using the revised proxy card, it will revoke and replace any previous proxy card you have submitted. If you have already submitted a proxy card and you do not wish to change your vote on any of the proposals, you do not have to take any further action. If you return, or have returned, an original proxy card, your proxy will still remain valid, and the persons named as proxies on the proxy card will vote as you previously instructed with respect to the three remaining nominees (i.e., Mr. Zhang, Ms. Shea and Mr. Belsky).

As discussed in the Proxy Statement, holders of the Company’s common stock (the “Common Stock”) are entitled to one vote for each share held as of the Record Date on all matters to be voted on. In the election of directors (Proposal 1), the Board will be elected by a plurality of the voting power of the Common Stock represented in person or by proxy and entitled to vote at the Annual Meeting. Each stockholder is entitled to vote in favor or withhold his, her or its vote with respect to each individual nominee or all nominees. Votes that are withheld will have no effect on the outcome of the election of directors. Any votes cast for or against Ms. Lida Fang and Mr. Xin (Adam) He using the original proxy card will not be counted. The Company’s Bylaws provide that, except as otherwise provided by applicable law, the rules of the Nasdaq Stock Market, the Company’s Certificate of Incorporation or the Bylaws, all matters other than the election of directors will be decided by the vote of a majority in voting power of the shares present in person or by proxy and entitled to vote at the Annual Meeting and on the matter, provided that a quorum is present. The affirmative vote of a majority in voting power of the Common Stock present in person or by proxy and entitled to vote at the Annual Meeting and on such proposal will be required to approve Proposal 2 (Auditing Firm Ratification Proposal) and Proposal 3 (Advisory Vote on Executive Compensation). None of the proposals are contingent upon the approval of any other proposal.

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Committee Assignments

Our Board has approved that the compositions of the Board committees effective at the Annual Meeting shall be as follows:

○	Audit Committee (Chair: Courtney Shea, Michael Belsky, Grace Reyes)
○	Compensation Committee (Chair: Michael Belsky, Member: Hao Zhang, Courtney Shea)
○	Nominating and Corporate Governance Committee (Chair: Hao Zhang, Michael Belsky, Haibin Gong)

Director Independence

Our Board has reviewed the materiality of any relationship that each of our directors has with us, either directly or indirectly. Based on this review, our board has determined that all 5 nominees are “independent directors” as defined by Rule 5605(a)(2) of the Nasdaq Stock Market, and that each of Michael Belsky, Courtney Shea and Grace Reyes meets the independence requirement of the Audit Committee and that each of Hao (Howard) Zhang, Michael Belsky and Courtney Shea meets the independence requirement of the Compensation Committee.

RESTATEED PROPOSAL 1: NOMINATION AND ELECTION OF DIRECTORS

This section amends and restates “Proposal 1: Nomination and Election of Directors” in the Proxy Statement in its entirety.

Nominees for Director

The Board has determined to reduce the size of the Board from seven (7) to five (5) and nominated the five persons listed below to be elected as directors at the Annual Meeting. Directors are to be elected by a plurality vote of the voting power of the Common Stock present in person or by proxy at the Annual Meeting to serve until the next Annual Meeting and until their successors have been duly elected and qualified. All of the nominees are currently members of the Board.

The following table provides the name, age and position of each of our nominees of the Board as of the date of this proxy statement. There are no family relationships between our executive officers and directors.

Name	Age	Position

Courtney Shea	59	Director (1), (2)
Michael D. Belsky	61	Director (1), (2), (3)
Haibin Gong	64	Director (3)
Grace Reyes	38	Director (1)
Hao (Howard) Zhang	52	Director (2), (3), Chairman of the Board

(1)	Member of our audit committee.
(2)	Member of our compensation committee.
(3)	Member of our nominating and corporate governance committee.

Set forth below is the name of each nominee for election to the Board, as well as each such person’s age, his or her current principal occupation (which has continued for at least the past five years unless otherwise indicated) together with the name and principal business of the company that employs such person, if any, the period during which such person has served as a director of the Company, all positions and offices that such person holds with the Company and such person’s directorships over the past five years in other companies with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or subject to the requirements of Section 15(d) of the Exchange Act or companies registered as an investment company under the Investment Company Act of 1940 and the specific experience, qualifications, attributes or skills that led to the conclusion that such person should serve as a director of the Company.

Michael D. Belsky (age 61) has been a member of the Board since January 2018. Mr. Belsky is the Executive Director of the Center for Municipal Finance at Harris and teaches a course on the fundamentals of municipal bonds as part of the Municipal Finance Certificate Program. Mr. Belsky was previously the Managing Director for Fixed Income at Greenwich Investment Management a firm specializing in High Yield Municipal Bonds. Prior to joining the firm he worked in the municipal finance industry for over 30 years. From 2009 to 2011 he developed a credit review process for Chicago-based C.W. Henderson and Associates, a $3 billion municipal bond investment advisory firm. Mr. Belsky spent most of his career as Group Managing Director of the Public Finance Group at Fitch Ratings. He worked at the rating agency from 1993 to 2008 and was named top rating agency executive in public finance by institutional investors three years in a row (Smith’s Research and Ratings Review Municipal All Star Team, 2005–07). Mr. Belsky also served two terms as a member of the City Council in Highland Park, Illinois (1995–2003), and two terms as mayor (2003–11). Under his leadership the city received national recognition in the areas of environmental sustainability, budgeting, financial reporting, affordable housing and local health initiatives. The city maintained a triple-A rating by Moody’s Investors Service throughout his tenure. From 2008 to 2011 Mr. Belsky was a member of the Governmental Accounting Standards Board, a national body that sets accounting and financial reporting standards for state and local governments. Mr. Belsky received a BA in urban studies from Lake Forest College and an MA in public policy from the University of Chicago.

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Hao (Howard) Zhang (age 52) has been a member of the Board since November 2016, further elected as the Chairman of the Board in March 2020. Mr. Zhang is a private investor based in China. Mr. Zhang has served as a director of Wealth Power Global Trading Limited since June 2015. Mr. Zhang was originally nominated to our Board under the terms of a stockholders’ agreement entered into between the Company and CFL.

Courtney C. Shea (age 59) joined our Board on March 22, 2019. She has over 30 years of professional experience in municipal advisory and investment banking. Ms. Shea is a managing member of Columbia Capital Management, LLC, which she joined in 2013. She served as the head of Chicago office and senior vice president at Acacia Financial Group, Inc. from 2009 to 2013. She was also the head of Chicago office and managing director of Siebert Branford Shank & Co, LLC from 2006 to 2008. She served as the national department manager at LaSalle Financial Services from 2001 to 2006. Ms. Shea has been a member of the Board of Center for Municipal Finance at Harris School of Public Policy, University of Chicago since 2016 and a member of the National Association of Bond Lawyers since 2010. She chaired the Illinois State Securities Advisory Committee from 1995 to 1998 and was a member there from 1991 to 1995. She was also a member of the State of Illinois Banking Board from 2001 to 2002. In addition, Ms. Shea established the National Women in Public Finance as a co-founder in 1996. Ms. Shea received her MBA degree from the University of Chicago in 1985, her Juris Doctor degree from Loyola University Law School in 1983 and her bachelor degree in Economics from University of Notre Dame in 1980.

Haibin Gong (age 64) has extensive experience in the fashion industry in China and was one of the earliest Chinese international male models. Since April 2017, Mr. Gong has been serving as the Legal Representative of Jiangshan Culture and Tourism Development Co., Ltd. Since 2010, Mr. Gong has been serving as the Secretary General and Chief Negotiator of Asian Professional Modeling Committee. In addition, since 2010, Mr. Gong has been serving as President and Secretary General at “MRS GLOBE”, a beauty contest sponsored by the US charity WIN Fund for married women globally. MRS GLOBE has been held in various countries around the world since 1996, having global influence and receiving support from many celebrity politicians. Mr. Gong is very influential in the fashion and women circles in China. He also actively promotes interactions among various women’s associations and seminars, which greatly promotes the development of women’s career.

Grace Reyes (age 38) is one of the most prominent voices in finance when it comes to promoting diversity & gender balance in the investment management industry. Ms. Reyes is the CEO of The Investment Diversity Exchange (TIDE) which connects the movers and shakers to promote diversity & inclusion within the investment industry. With over 15 years’ work experience in working with both private and public companies, Ms. Reyes was most recently with AAAIM, a non-profit organization advocating for Asian Americans. There, she positioned the organization to be the official voice of Asian American Investment Managers thereby putting the organization on the map and creating a flourishing network. Prior to that, she was in the corporate and business development team at Switchfly, a travel tech firm, reporting to the Executive suite. As the first hire of the team, she built international relationships with influential industry leaders and opportunities with some of the top internet and travel tech firms for the company. Ms. Reyes also established and honed relationships with prominent investors when she spearheaded the investor relations and fundraising efforts at a private equity firm where she also reported to the Executive Suite. Ms. Reyes is ranked Top 1% LinkedIN profile within investment management. She was named globally as one of the Top 35 Under 35 Rising Stars by Phocuswright as well as one of ten CAIA Scholars in 2015. She is the Founder and Co-Host of goodtimesSF, San Francisco’s largest investment networking happy hour. She earned a BA degree in Economics with a Computer Specialization from UCLA and an MBA from UC Berkeley.

Required Vote

In order to be elected to the Board, each nominee must receive a plurality of the voting power of the Common Stock present in person or represented by proxy at the Annual Meeting. Stockholders may only vote for or withhold their votes for the election of the nominees to the Board. Votes that are withheld and broker non-votes, if any, will be counted for purposes of determining the presence or absence of a quorum. Votes that are withheld, abstentions and broker non-votes will have no effect on the election of directors. Unless instructions to the contrary are specified, as permitted by applicable law and the rules of the Nasdaq Stock Market, the proxy holders will vote the proxies received by them “FOR” each of the director nominees.

Recommendation of the Board of Directors

The Board recommends that the stockholders vote “FOR” the election of all of the nominees as directors.

Other Matters

Other than as set forth above, no items presented in the Proxy Statement are affected by this Supplement, and you should carefully review the Proxy Statement prior to voting your shares. The Company knows of no matters to be submitted to the Annual Meeting other than those presented in the Proxy Statement, as amended and supplemented by this Supplement. If any other matters properly come before the Annual Meeting, it is the intention of the person named in the enclosed revised proxy card to vote the shares they represent in accordance with his best judgement on each of these other matters.

By Order of the Board of Directors,

Chicago, Illinois	Hao (Howard) Zhang
June 1, 2020	Chairman of the Board

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Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Time on June 24, 2020. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. Eastern Time on June 24, 2020. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

CONTROL # → 0000000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

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TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

Nominees

01) Michael D. Belsky 02) Hao (Howard) Zhang 03) Courtney Shea 04) Haibin Gong 05) Grace Reyes

The Board of Directors recommends you vote FOR proposals 2 and 3.

	For	Against	Abstain
2. To ratify the appointment by the Company's Audit Committee of Ciro E. Adams, CPA, LLC as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2020;	☐	☐	☐
3. To conduct an advisory vote on the compensation of our named executive officers;	☐	☐	☐

NOTE: To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

02 0000000000

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

0000470465_1 R1.0.1.18

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice & Proxy Statement and Form 10-K are available at www.proxyvote.com

PROFESSIONAL DIVERSITY NETWORK, INC.
Annual Meeting of Stockholders
June 25, 2020 9:00 AM CDT
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Xin (Adam) He, as proxy, with the power to appoint his substitute, and hereby authorize(s) him to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of PROFESSIONAL DIVERSITY NETWORK, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 AM, CDT on June 25, 2020, at the offices of the company located at 801 W. Adams Street, Sixth Floor, Chicago, IL 60607, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

0000470465_2 R1.0.1.18

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